Supplement Dated May 1, 2004

to Prospectus Dated May 1, 2004

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Executive Group Plans

This document is a supplement to the prospectus dated May 1, 2004 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that the Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group. In this supplement, we list the 16 funds that are available to you under the Executive Group Contract and Certificates .

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

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                                                     Transaction Fees

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------------------------------- ----------------------------------------- -------------------------------------------------
Charge                          When Charge is Deducted                   Amount Deducted

------------------------------- ----------------------------------------- -------------------------------------------------
------------------------------- ----------------------------------------- -------------------------------------------------
Charge for Sales Expenses       This charge is deducted from each         Maximum - 3.5% of each premium payment.
(Load)                          premium when the premium is paid.         Current charge - 0.0%.
------------------------------- ----------------------------------------- -------------------------------------------------
------------------------------- ----------------------------------------- -------------------------------------------------
Charge for Taxes Attributable   This charge is deducted from each         Current amount deducted - 2.60% of each premium
to Premiums1                    premium when the premium is paid.         payment.
------------------------------- ----------------------------------------- -------------------------------------------------
------------------------------- ----------------------------------------- -------------------------------------------------
Charge for Processing           This charge is deducted from each         Maximum - $2 from each premium payment.
Premiums.                       premium when the premium is paid.         Current charge - $0.00.

------------------------------- ----------------------------------------- -------------------------------------------------
------------------------------- ----------------------------------------- -------------------------------------------------
Surrender Charge (Load)         This charge is assessed on a full         Maximum - the lesser of $20 or 2% of the amount
                                Surrender of a Certificate.               surrendered.
                                                                          Current charge - $0.00.

------------------------------- ----------------------------------------- -------------------------------------------------
------------------------------- ----------------------------------------- -------------------------------------------------
Withdrawal Charge               This charge is assessed on a Withdrawal   Maximum - the lesser of $20 or 2% of the amount
                                (Partial Surrender).                      withdrawn.
                                                                          Current charge - $0.00.
------------------------------- ----------------------------------------- -------------------------------------------------
------------------------------- ----------------------------------------- -------------------------------------------------
Transfer Charge                 This charge is assessed when transfers    Maximum - $20 per transfer after the twelfth.
                                between investment options exceed 12 in   Current Charge - $0.00
                                a Certificate year.
------------------------------- ----------------------------------------- -------------------------------------------------
------------------------------- ----------------------------------------- -------------------------------------------------
Charge for Additional           This charge is assessed each time you     Maximum - $20 per statement
Statements                      request an additional statement.          Current Charge - $0.00
------------------------------- ----------------------------------------- -------------------------------------------------
------------------------------- ----------------------------------------- -------------------------------------------------
Loan Transaction Charge         This charge is assessed when a loan is    Maximum - $20 for each loan.
                                processed.                                Current charge - $0.00.
------------------------------- ----------------------------------------- -------------------------------------------------
------------------------------- ----------------------------------------- -------------------------------------------------
Loan Interest                   This charge accrues daily.                Current charge - The Loan Account crediting
                                                                          rate plus 2%. The Loan Account crediting rate
                                                                          will generally be equal to the Fixed Account
                                                                          crediting rate.
------------------------------- ----------------------------------------- -------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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                                  Periodic Charges Other Than The Funds' Operating Expenses

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---------------------------------------- ------------------------------ ------------------------------------------------------
                Charge                          When Charge is                             Amount Deducted
                                                   Deducted
---------------------------------------- ------------------------------ ------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------------------------------------
Separate Account Charge                             Daily.              Maximum - 0.90% of the amount of assets in the
(for Mortality and Expense Risk)                                        variable investment options.
                                                                        Current - 0.45% of the amount of assets in the
                                                                        variable investment options.
---------------------------------------- ------------------------------ ------------------------------------------------------
Charge for Administrative Expenses                 Monthly.             Maximum - $6.00
                                                                        Current - $3.00
---------------------------------------- ------------------------------ ------------------------------------------------------
*Cost of Insurance2                                                     Maximum - $35.80
                                                                        Minimum - $0.058**
Charge for a Representative                        Monthly.             Representative current charge - $0.145126***
Certificate Owner
---------------------------------------- ------------------------------ ------------------------------------------------------

      *  The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
    ** This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
   ***  The representative current charge for cost of insurance is a sample rate currently charged for a 45 year old insured, who is an active employee.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

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                      Total Annual Fund Operation Expenses*                            Minimum          Maximum

----------------------------------------------------------------------------------- --------------- -----------------
----------------------------------------------------------------------------------- --------------- -----------------
Gross  expenses  deducted  from the  Fund's  assets,  including  management  fees,
distribution and/or service (12b-1) fees, and other expenses                            0.37%            1.37%
----------------------------------------------------------------------------------- --------------- -----------------

*For 2003, the net fees of these funds ranged on an annual basis from 0.37% to 1.25% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 16 variable investment options available under the Executive Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capita. Equity Portfolio: Seeks long-term growth of capital. Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio. Global Portfolio: Seeks long-term growth of capital. Jennison Portfolio: Seeks long-term growth of capital. Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity. Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Value Portfolio: Seeks capital appreciation.

Franklin® Templeton® Variable Insurance Products Trust(Class
2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Janus Aspen Series(Institutional
Shares)

Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

International Growth Portfolio: Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Lazard Retirement Series, Inc.

Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000® Index that the Investment Manager believes are undervalued.

MFS® Variable Insurance TrustSM(Initial
Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Scudder Variable Series II

Scudder High-Income Portfolio: Seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the fund’s net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today’s “new America.” The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector’s contribution to GDP from year to year.

Fund Fees and Expenses

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                                                    Investment
                                                     Advisory      Other      12b-1      Total
                    Fund Name                          Fees       Expenses     Fees     Expenses
--------------------------------------------------------------------------------------------------

 Prudential Series Fund,  Inc.
 (Class I Shares)
   Diversified Bond Portfolio                         0.40%        0.04%        --       0.44%
   Equity Portfolio                                   0.45%        0.04%        --       0.49%
   Flexible Managed Portfolio                         0.60%        0.02%        --       0.62%
   Global Portfolio                                   0.75%        0.12%        --       0.87%
   Jennison Portfolio                                 0.60%        0.04%        --       0.64%
   Money Market Portfolio                             0.40%        0.04%        --       0.44%
   Stock Index Portfolio                              0.35%        0.02%        --       0.37%
   Value Portfolio                                    0.40%        0.04%        --       0.44%
--------------------------------------------------------------------------------------------------

 Franklin Templeton Variable
 Insurance Products Trust  (Class 2 Shares)
   Templeton Foreign Securities Fund (1)              0.69%        0.22%      0.25%      1.16%
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 Janus Aspen Series
 (Institutional Shares)
   Growth Portfolio                                   0.65%        0.02%        --       0.67%
   International Growth Portfolio                     0.65%        0.11%        --       0.76%
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 Lazard Retirement Series, Inc.
   Small Cap Portfolio (2)                            0.75%        0.37%      0.25%      1.37%
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 MFS Variable Insurance Trust
 (Initial Class Shares)
   MFS Research Series (3)                            0.75%        0.13%        --       0.88%
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 Scudder Variable Series II
   Scudder High-Income Portfolio                      0.60%        0.07%        --       0.67%
--------------------------------------------------------------------------------------------------

 T. Rowe Price Variable Funds
   Equity Income Portfolio (4)                        0.85%        0.00%        --       0.85%
   New America Growth Portfolio (4)                   0.85%        0.00%        --       0.85%
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(1)

The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees and an order by the Securities and Exchange Commission.

(2)

Reflects a contractual obligation by the Investment Manager to waive its fee and/or reimburse the Portfolio through December 31, 2004, to the extent Total Annual Expenses exceed 1.25% for the Small Cap Portfolio. Net annual expenses for the Small Cap Portfolio were 1.25%.

(3)

Each series has an expense offset arrangement, which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses.

(4)

Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund’s independent directors.

Fund Advisers

Prudential Investment LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC(“Jennison”), serves as the subadviser for the Global Portfolio, the Jennison Portfolio and the Value Portfolio. Jennison also serves as a subadviser to a portion of the assets of the Equity Portfolio. Jennison’s address is 466 Lexington Avenue, New York, NY 10017. Jennison is an indirect wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (“PIM”) serves as the subadviser for the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Money Market Portfolio and the Stock Index Portfolio. PIM is a wholly owned subsidiary of Prudential Financial, Inc. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

GE Asset Management, Incorporated (“GEAM”) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s address is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc. (“SaBAM”) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s address is 399 Park Avenue, New York, New York 10022.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment manager for the Templeton Foreign Securities Fund.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser and Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned Janus portfolios. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

Lazard Asset Management (“Lazard”), a Delaware limited liability company, serves as the investment manager and principal underwriter to the above-mentioned Lazard portfolio. Lazard’s principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the above-mentioned MFS series is Massachusetts Financial Services Company (“MFS”). MFS’ principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

The asset manager of the above-mentioned Scudder Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, New York 10154.

The investment manager for each T. Rowe Price portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price’s principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling the Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this supplement and the product prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential Insurance may stop offering one or more funds or may substitute a different mutual fund for any fund.

Each fund has provided Prudential Insurance with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential Insurance has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under your Group Contract are as follows:

Charges for Taxes on Premium Payments. Prudential Insurance deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential Insurance for a portion of the costs and taxes we incur in selling the Group Contract and Certificates.

Daily charges for mortality and expense risks. Prudential Insurance deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential Insurance for assuming mortality and expense risks. Prudential Insurance does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3 for administrative expenses from your Certificate Fund.

The highest current cost of insurance rate per thousand is $35.80, and applies to insureds age 99. The lowest current cost of insurance rate per thousand is $0.058, and applies to insureds under age 25.

        The following table provides sample per thousand rates (net of taxes):

                    -------------------------------- -----------------------------------------------
                    Insured's Age                    Monthly Cost of Insurance Rate per $1000
                    -------------------------------- -----------------------------------------------
                    -------------------------------- -----------------------------------------------
                                  35                                     $.092
                    -------------------------------- -----------------------------------------------
                    -------------------------------- -----------------------------------------------
                                  45                                     $.145
                    -------------------------------- -----------------------------------------------
                    -------------------------------- -----------------------------------------------
                                  55                                     $.416
                    -------------------------------- -----------------------------------------------
                    -------------------------------- -----------------------------------------------
                                  65                                     $1.167
                    -------------------------------- -----------------------------------------------

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a “Participant”. When the term “you” or “your” is used, we are also referring to a Participant.

Enrollment Period: There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential Insurance will ask for evidence of good health before that person can become covered.

Coverage Information

Face Amount

A Participant may choose a Face Amount up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $2,000,000. The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Insurance Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts on each January 1st based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential Insurance will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage At Retirement

You can continue coverage at retirement. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may continue your Group Variable Universal Life coverage on a “portable” basis if you leave for any reason and are no longer an Eligible Group Member. We call this “Portable Coverage.” Portable rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Cancellation Right

You may return a Certificate for a refund within 10 days after receiving it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the “Free Look” Period section of the prospectus for more details.

Please contact the Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

_________________

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a Participant will pay. Your Certificate contains more information about the COI charges that apply to you.